Exhibit 32.2

                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER
                           OF MEXCO ENERGY CORPORATION
                          PURSUANT TO 18 U.S.C. ss.1350

In connection with the accompanying report on Form 10-Q for the period ended June 30, 2004 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tamala L. McComic, Chief Financial Officer of Mexco Energy Corporation (the "Company"), hereby certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Tamala L. McComic
                                        ----------------------------------------
                                        Tamala L. McComic
                                        Chief Financial Officer
                                        August 12, 2004


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